UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2013

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of an Acquisition or Disposition of Assets.

On October 1, 2013, American Tower Corporation (the “Company”), through its wholly-owned subsidiary American Tower Investments LLC, completed its previously announced acquisition (the “Acquisition”) of MIP Tower Holdings LLC (“MIPT”), which is the parent company of Global Tower Partners, an owner and operator of communications real estate, and related companies, for a total purchase price of approximately $4.8 billion, subject to customary post-closing purchase price adjustments. MIPT was majority owned by Macquarie Infrastructure Partners together with minority partners including Dutch pension fund manager PGGM and management.

As consideration for the Acquisition, the Company assumed approximately $1.5 billion in existing MIPT debt and paid approximately $3.3 billion in cash. The Company used approximately $2.8 billion of borrowings under its existing revolving credit facilities and approximately $0.5 billion of cash on hand to satisfy the cash portion of the purchase price. Following the closing, the Company had total liquidity of $1.9 billion, which included cash on hand and remaining capacity under its existing revolving credit facilities. At closing, a portion of the cash consideration was placed in escrow for payment of potential indemnification obligations and purchase price adjustments.

The foregoing description of the Acquisition does not purport to be a complete description of the terms and provisions of the purchase agreement governing the transaction and is qualified in its entirety by reference to the purchase agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2013. A copy of the press release announcing the acquisition is filed herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

1.	The consolidated financial statements of MIPT and the notes thereto, for the six months ended June 30, 2013 and 2012 (unaudited) and for the year ended December 31, 2012, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, is included in Exhibit 99.2 hereto and is incorporated herein by reference:

1.	The unaudited pro forma condensed combined balance sheet and the notes thereto, as of June 30, 2013;

2.	The unaudited pro forma condensed combined statement of operations and the notes thereto, for the year ended December 31, 2012; and

3.	The unaudited pro forma condensed combined statement of operations and the notes thereto, for the six months ended June 30, 2013.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Certified Public Accountants.

99.1	The consolidated financial statements of MIPT for the six months ended June 30, 2013 and 2012 (unaudited), and the year ended December 31, 2012.

99.2	The unaudited pro forma condensed combined financial information of the Company.

99.3	Press release, dated October 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

Date: October 3, 2013	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Certified Public Accountants.

99.1	The consolidated financial statements of MIPT for the six months ended June 30, 2013 and 2012 (unaudited), and the year ended December 31, 2012.

99.2	The unaudited pro forma condensed combined financial information of the Company.

99.3	Press release, dated October 1, 2013.